SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

                                 Current Report

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report:  March 15, 1996                 Commission file number:  0-16214



                           ALBANY INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


                 Delaware                                14-0462060
--------------------------------------        ----------------------------
    (State or other jurisdiction of           (IRS Employer Identification
    incorporation or organization)                      Number)

    1373 Broadway, Albany, New York                       12204
----------------------------------------      ----------------------------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:   518-445-2200










                                EXHIBITS


10(i)(i)  - Amended and Restated Credit Agreement, dated as of February 29,
            1996, among the Registrant, certain banks listed therein, and Morgan Guaranty Trust Company of New York, as Agent.

10(o)(v)  - Deferred Compensation Plan of Albany International Corp.

10(o)(vi) - Centennial Deferred Compensation Plan.








                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                        ALBANY INTERNATIONAL CORP.
                                        --------------------------
                                               (Registrant)



Date:  March 15, 1996



                                        by /s/Michael C. Nahl
                                           ----------------------------
                                           Michael C. Nahl
                                           Sr. Vice President and
                                           Chief Financial Officer